PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2022	2023
Laboratory equipment	$368	$368
Transportation equipment	54	54
Office equipment	23	64
Leasehold improvements	187	187
Less: accumulated depreciation	(91)	(183)
Total	$541	$490